EXHIBIT 11

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                         EARNINGS PER SHARE COMPUTATION


                                                                YEAR ENDED
                                                              JULY 31, 2000
                                                          ---------------------
                                                                  BASIC
                                                          ---------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                                   4,447,163
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                               --
                                                          ---------------------
  TOTAL                                                               4,447,163

NET INCOME (LOSS)                                                    (1,179,000)
                                                          ---------------------
EARNINGS PER SHARE                                                         (.27)
                                                          ---------------------

                                                                YEAR ENDED
                                                              JULY 31, 1999
                                                          ---------------------
                                                                  BASIC
                                                          ---------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                                   3,877,300
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                               --
                                                          ---------------------
  TOTAL                                                               3,877,300

NET INCOME (LOSS)                                                    (1,367,000)
                                                          ---------------------
EARNINGS PER SHARE                                                         (.35)
                                                          ---------------------


         (1) SINCE THE COMPANY HAS REPORTED A LOSS FOR EACH PERIOD, NO POTENTIAL SHARES FROM STOCK PERFORMANCE PLANS HAVE BEEN PRESENTED, AS THEIR EFFECT WOULD BE ANTI-DILUTIVE.